UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 29, 2024, in connection with a periodic review of the by-laws of Knowles Corporation (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted the Fifth Amended and Restated By-Laws of the Company (the by-laws, as so amended and restated, the “Amended and Restated By-Laws”), effective immediately. The Amended and Restated By-Laws, among other things:

•Clarify that a special meeting of stockholders may be called by either the Chairperson of the Board or at the request of a majority of the Board;
•Revise the procedural mechanics and disclosure requirements applicable to stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including to define certain terms and to clarify or limit the scope of disclosures required regarding proposing stockholders, proposed nominees, and other related persons;
•Require that, to be eligible for election or appointment as a director, any candidate make himself or herself available to be interviewed by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee;
•Include a severability provision; and
•Make various other updates, including ministerial and conforming changes.

The foregoing summary of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description
3.1	Amended and Restated By-Laws of Knowles Corporation, effective as of October 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: October 31, 2024	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary